

SONO•TEK Corporation

Advanced Coating Platforms for Scalable Manufacturing



ANNUAL SHAREHOLDER MEETING

August 21, 2025

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements within the meaning of safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including delivery of profitable, dynamic growth, growth opportunities for ultrasonic spray technology, retaining and expanding industry leadership and customer base, continuing product diversity, maintaining technological advantage of the Company's nozzles over those of competitors, including faster return on investment compared to conventional spray systems, enhancing global distribution network, establishing market niches for recently developed products and services, including fuel cell roll-to-roll development and controlled coating, market reception of new spray innovations, ability to increase sales of larger machines with longer delivery times, maintaining strong net cash position, achieving revenue projections, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

WELCOME SHAREHOLDERS

Committed, Exceptional Board

BOARD MEMBERS	ROLE	DIRECTOR SINCE
Dr. Chris Coccio	Executive Chairman	1998
Steve Harshbarger	Director	2013
Eric Haskell, CPA	Independent Director**	2009
Kirk Warshaw	Independent Director	2025
Carol O'Donnell	Independent Director*	2018
Dr. Joseph Riemer	Independent Director***	2007
Philip Strasburg, CPA	Independent Director	2004
Dr. Adeniyi Lawal	Independent Director	2024

**Chair of Compensation Committee   **Chair of Audit Committee*
****Chair of Nominating Committee*

THANK YOU

21 years of service - Audit Committee Chairman
Retired Partner-Anchin Block and Anchin with 40 years experience in auditing
CPA
London School of Economics-MS

Retiring Board Member
Phil Strasburg

WELCOME

40 years experience in financial and business management
Executive Chairman of Bogue Machining
Chief Executive of UAV Turbines
Financial background in public accounting
CPA

New Board Member
Kirk Warshaw

WHO ARE WE?

EXECUTIVE & SENIOR MANAGEMENT


Headquarters
Satellite Offices
Distributors

Dynamic, committed team located in the Mid-Hudson Valley with worldwide distribution and development laboratories



Dr. Chris Coccio
EXECUTIVE CHAIRMAN



Steve Harshbarger
CEO & PRESIDENT



Stephen Bagley
CFO



Maria Kuha
VP, MANUFACTURING OPERATIONS



Chris Cichetti
COO



Randy Copeman
CHIEF TECHNOLOGIST

OFFICIAL BUSINESS MEETING



CELEBRATING SONO•TEK 50 YEARS OF INNOVATION

2025 MILESTONE



Sono-Tek Company, formed in 1974 for the purpose of developing a practical, liquid hydrocarbon burner based on ultrasonic atomization. Levine and Berger were the original principles of the company.

In [illegible], the U.S. Army Electronics Command awarded the company a [illegible] contract to analyze and develop a multifuel, ultrasonic burner system for use in their 500 watt thermoelectric power source. Three subsequent contracts were awarded for additional development work in [illegible]. As an outgrowth of this work, the company developed a prototype burner for non-military applications in [illegible].

In July [illegible], after company tests, the prototype was tested by EPA while installed in a standard warm-air furnace. The agency indicated to Sono-Tek that the burner showed considerable promise with regard to energy conservation and pollution abatement.

In March 1977, the burner was tested in a small hydronic boiler at Brookhaven National Laboratory as part of a search for energy conserving heating systems. The results led to a request by the Department of Energy that Sono-Tek proceed with the fabrication of a fully automated burner. DoE and NY State provided $50,000 for hardware development. The unit was shipped in August of 1977 and is being used by DoE for long-term cyclic operation testing.

When DoE asked for proposals to develop a low input, variable firing oil heating system, the company submitted a proposal jointly with Wayne Home Equipment Co. The award has not been made by DoE as of this writing.

Simultaneously, Sono-Tek is proceeding with efforts to license the use of their patented nozzle and burner to an established manufacturer. According to Levine, progress has been made in this direction, but as yet an agreement has not been signed with a firm in this country. He does report that Sono-Tek has signed a license agreement with Ormat Turbines Ltd., an Israeli firm, who will manufacture burner systems for both residential heating systems and for use in their turbine driven electric power generators. Levine also notes that burner manufacturers in Sweden, Switzerland, France and the United Kingdom have expressed serious intentions to license. □

Burner designed by Sono-Tek has special electronic controls, used for testing. However, nozzle can be installed on conventional burners as well.

Two sizes of ultra-sonic nozzle displayed in front of laboratory burner.

Dr. Harvey Berger (left) and Carl Levine, principals in Sono-Tek Corp. with one of their variable rate nozzles in laboratory.

September 1978



1975 **2025**

A BRIEF LOOK BACK

1975



- HARVEY BERGER INVENTOR OF ULTRASONIC SPRAY COATING
  - No Markets, Customers–Just A Nozzle Patent
- FIRST 25 YEARS FOCUSED ON CORE NOZZLE DEVELOPMENT
  - 1999 Sales $3M, with $800k Loss, Debt
- THE NEXT 25 YEARS FOCUSED ON MARKET EXPLORATION & APPLICATION GROWTH
  - Worldwide Sales, International Distributors, Multiple Testing Labs

2025



WHAT KIND OF COMPANY ARE WE TODAY?

- Diverse Global Markets
- Fortune 500 Customers Who Need Precision Thin Film Coating Systems
- Technology Development Is In Our DNA
- $20m+ Annual Sales, With $1.3M Net Income, Cash

HOW DID IT HAPPEN?

- Focus On Product and Market Development
- Manage Expense and Cash

R&D Through High Volume Coating Machines



Sono-Tek Corporation
is the leading developer and manufacturer of ultrasonic spray coating systems for applying functional thin film coatings for:

- **MICROELECTRONICS/ELECTRONICS**
- **ALTERNATIVE ENERGY**
- **MEDICAL**
- **INDUSTRIAL**
- **EMERGING R&D MARKETS**

PATENTED

FOUNDED 1975

6 WORLDWIDE DEVELOPMENT LABS

39 INTERNATIONAL DISTRIBUTORS

CUSTOMERS IN 50+ COUNTRIES

MARKET DATA 5.30.2025	
Nasdaq	SOTK
Price	$3.32
52 Week Range	$3.32-$6.05
Market Cap	52.22M
Average Daily Trading (3 Months)	7.82K
Common Shares Outstanding	15.73M
Insider Ownership	7%
Cash, Cash Equivalents & Marketable Securities	$10.85M

RECORD SALES IN FY 2025 | CONSISTENT PROFITABLE GROWTH | *$11.84M Cash & Cash Equivalents & Zero debt since FY 2021*

REVENUE (IN MILLIONS)



20
15
10
5
0
$11.00
$11.60
$15.50
$14.80
$17.10
$15.00
$19.70
$20.50
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Gross Margins Consistently Above 45%



60%
50%
40%
30%
20%
10%
0%
45%
48%
47%
50%
51%
50%
47%
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Net Income (in Millions)



1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
$0.2
$1.1
$1.1
$1.5
$0.6
$1.4
$1.3
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Steve Harshbarger
CEO & President



A BROAD RANGE OF APPLICATIONS

Transitioning from R&D to Production Volume Manufacturing

Strategy: *Grow our business by targeting key disruptive coating applications in growth oriented sectors.*

MEDICAL DEVICES
SEMICONDUCTORS
NANOMATERIALS
TEXTILES
FOOD
INDUSTRIAL
CLEAN ENERGY
AUTOMOTIVE
AEROSPACE
GLASS
ELECTRONICS
DISPLAYS


Applying Precision Coatings Since
1975

COMPLETE SOLUTIONS
EQUIPMENT + EXPERTISE


Flexi•Coat

- **Custom Engineered Solutions** - State-of-the-art designs tailored to customer needs.
- **Advanced Technical Capabilities** - Solving complex coating challenges with innovative technologies.
- **Strategic Industry Partnerships** - Established network for large system integration projects.
- **Product Portfolio Expansion** - Focused growth through application-specific machinery.
- **Market & Customer Diversification** - Entry into high-tech markets with large platform system opportunities.

Acknowledged as an industry leader in innovative technology with proprietary expertise.

Aggressive Growth Strategies

EXTENSIVE EXPERTISE
APPLICATION ENGINEERING

- **Customized Machine Solutions** - Complex, tailored systems create a distinct competitive edge.
- **Hands-On Customer Engagement** - On-site lab testing, visits, and ongoing support to ensure success and drive repeat business.
- **Strategic Industry Collaborations** - Partnering with leading chemical companies to deliver integrated solutions.
- **Global Technical Support** - 6 worldwide labs dedicated to advancing customer process development.



Customer-centric approach drives sales and creates lasting relationships.

Customer-Focused Solutions

SCALABLE EQUIPMENT
ALL LEVELS OF MANUFACTURING

- **R&D to Production Transition** - Customers scale up after successful process development on R&D machines.
- **High-Value System Solutions** - Full systems with advanced handling and integrated pre/post-coating modules command significantly higher ASPs.
- **Revenue Upside** - Full production systems exceed $1M+ per order, driving substantial growth.





Increasing Average Selling Prices (ASPs) driven by high-performance, custom solutions.

High-Value Systems

AVERAGE SELLING PRICE (ASP) PROGRESSION

Increasing % of Sales with High ASPs

From FY 2017 to FY 2025:

- 750%, $8.6M increase in sales over $150k value.
- Trend toward higher ASP systems expected to continue in FY 2026 and beyond.

Growth Resulting from Strategic Focus Toward higher ASPs


% OF TOTAL SALES BY SELL PRICE INCREMENTS FOR FISCAL YEARS 2017-2025
TOAL SALES
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
69% 22% 9%
56% 29% 14%
62% 21% 17%
43% 25% 32%
42% 21% 36%
42% 30% 27%
47% 35% 19%
36% 34% 29%
32% 21% 47%
ORDERS $0- 74,999
ORDERS $75,000 -150,000
ORDERS >$150,000

INCREASING NEW REVENUE STREAMS


$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$396,000
$564,000
$657,000
$782,000
$1,146,000
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
SERVICE PLANS
LAB TIME
ENGINEERING TIME
SERVICE TRIPS
APPS ENGINEERING TRIPS
CONTRACT COATING
REPAIRED PARTS

Paid services are becoming a larger source of revenue

From FY 2021 to FY 2025:

- 3X growth in overall service revenue
- Custom engineering services rapidly expanding
- Extended Service Plan offerings began in FY 2024



FY 2026 OUTLOOK

- **Q1 FY 2026 Highlights -** Net sales up 2%, gross margin expanded to 51.9%, and operating income increased by $245K year-over-year.
- **Entering the Year with a Stable Backlog -** A solid starting position supported by committed customer orders.
- **Backlog and Revenue Will Be Lumpy -** Driven by the timing of high ASP system orders, which may vary quarter to quarter.
- **Government Policy Changes Will Impact the U.S. Clean Energy Sector -** Near-term headwinds expected in this traditional market segment.
  - *High-volume production expertise gained in clean energy sector directly applies to other industry sectors.*
- **Successful Shift to Other Disruptive Markets Underway -** Increased focus on medical devices, semiconductors, diagnostics, and precision glass.
- **Continued High Activity in Development Labs -** Ongoing customer engagement in advanced coating feasibility and process development.


ANNUAL BACKLOG (IN MILLIONS)
10
9
8
7
6
5
4
3
2
1
0
$3.00
$3.50
$3.90
$5.30
$8.50
$9.10
$8.67
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

FINAL COMMENTS

- **Proven Growth & Profitability** – FY 2025 sales record sales of $20.5M (4% growth) with a consistent track record of profitability, backed by a strong balance sheet and zero debt.
- **Industry-Leading Technology** – Disruptive ultrasonic thin film coating systems transforming precision manufacturing across medical, semiconductor, clean energy, and glass markets.
- **Trusted by Mission-Critical Sectors** – Leading market position with deep customer relationships from R&D through production scale.
- **Shift to Higher-Value Systems** – Growth accelerated by transition to larger, multi-machine production systems. We are committed to our customers' success as they transition to higher volume production.
- **Positioned for Long-Term Upside** – Strategic investments and initiatives expected to drive renewed growth and profit expansion beyond FY2026.



QUESTIONS?


Flexi•Coat

OFFICIAL BUSINESS MEETING



THANK YOU

info@sono-tek.com

Dr. Christopher Coccio
CLCoccio@Sono-Tek.com

Steve Harshbarger
Harsh@Sono-Tek.com



SONO·TEK Corporation